UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2019

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

6801 Rockledge Drive
Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Lockheed Martin Corporation held its Annual Meeting of Stockholders on April 25, 2019. Of the 282,807,688 shares outstanding and entitled to vote (as of the February 22, 2019 record date), 262,951,869 shares were represented at the meeting, or a 92.98% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:
Proposal 1 - Election of Directors
Elected the following ten individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2020 and until their successors have been duly elected and qualified:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Daniel F. Akerson	216,817,117	4,337,290	2,006,057	39,791,360
David B. Burritt	217,271,189	4,008,864	1,880,411	39,791,360
Bruce A. Carlson	205,675,671	15,661,931	1,822,870	39,791,360
James O. Ellis, Jr.	218,206,544	3,106,754	1,847,174	39,791,360
Thomas J. Falk	217,708,999	3,418,122	2,033,351	39,791,360
Ilene S. Gordon	217,074,788	4,303,417	1,782,267	39,791,360
Marillyn A. Hewson	217,398,578	4,571,136	1,190,758	39,791,360
Vicki A. Hollub	217,981,237	3,363,536	1,815,655	39,791,360
Jeh C. Johnson	217,340,965	3,824,268	1,995,276	39,791,360
James D. Taiclet, Jr.	218,488,496	2,715,172	1,956,841	39,791,360
Proposal 2 - Ratification of Appointment of Independent Auditors
Ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditors for the year ending December 31, 2019.

Votes For	Votes Against	Votes Abstain
256,101,611	5,480,540	1,365,559
Proposal 3 - Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
Approved, on an advisory basis (non-binding), the compensation of the Corporation’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2019 proxy statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
208,123,175	11,595,144	3,442,190	39,791,360

Proposal 4 - Stockholder Proposal to Amend the Proxy Access Bylaw
Rejected a stockholder proposal requesting that the Board of Directors amend the proxy access bylaw.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
57,499,745	161,585,131	4,075,633	39,791,360

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION
(Registrant)

Date: April 25, 2019	By:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel